UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 8, 2018 (November 8, 2018)

BLACKROCK TCP CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2018, the registrant issued a press release announcing its financial results for the third quarter ended September 30, 2018. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On November 8, 2018, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a fourth quarter dividend of $0.36 per share payable on December 31, 2018 to shareholders of record as of December 17, 2018.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Effective November 7, 2018, the registrant's board of directors, including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act of 1940) of such board of directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act of 1940, as amended by the Small Business Credit Availability Act, and, as a result, effective on November 7, 2019 (unless the registrant receives earlier shareholder approval), its asset coverage requirement applicable to senior securities will be reduced from 200% to 150%. In addition, subject to, and at the time of, the effectiveness of such reduction in asset coverage requirement, and subject to required approvals, including shareholder approval, the registrant will (i) reduce its management fee on total assets (excluding cash and cash equivalents) financed using leverage over 1.0x debt to equity from 1.5% to 1.0%, (ii) its incentive fees on net investment income and net realized gains (reduced by any net unrealized losses) from 20% to 17.5%, and (iii) its cumulative total return hurdle from 8% to 7%.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description
99.1	Press Release, dated as of November 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCP CAPITAL CORP.

Date: November 8, 2018

	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated as of November 8, 2018.